UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 17, 2009

(Date of Earliest Event Reported)

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	33-0239910
(State or Other Jurisdiction of Incorporation or Organization)	1-16609	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400

Newport Beach, CA 92660
(Address of Principal Executive Offices)

(949) 242-5300

(Registrant’s Telephone Number, Including Area Code)

Alliance Imaging, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2009, Alliance Imaging, Inc.  (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware changing the Company’s name to “Alliance HealthCare Services, Inc.”

The name change was approved by the Company’s Board of Directors and a majority of the Company’s stockholders on December 9, 2008 and became effective on February 17, 2009.  The Company’s common stock continues to trade under the symbol “AIQ” on the New York Stock Exchange.

A copy of the Certificate of Amendment is attached to this report as Exhibit 3.1.

Item 9.01          Financial Statements and Exhibits.

(c)                                Exhibits

Exhibit
Number	Description of Exhibit

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 17, 2009		ALLIANCE HEALTHCARE SERVICES, INC.

		By:	/s/ Eli H. Glovinsky
			Name:	Eli H. Glovinsky
			Title:	Executive Vice President, General Counsel and Secretary